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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 18, 2002
                                                  ----------------


                            PS Business Parks, Inc.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)

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        California                           1-10709                         95-4300881
        ----------                           -------                         ----------
State or Other Jurisdiction of         (Commission File           (IRS Employer Identification
      Incorporation)                        Number)                            No.)

701 Western Avenue, Glendale, California                                     91201-2397
----------------------------------------                                     ----------
(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code                         (818) 244-8080
                                                                           --------------

                                        Not Applicable
                                        --------------
                  (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events
         ------------

     On January 18, 2002, PS Business Parks, Inc., a California corporation (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") among Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, CIBC World Markets Corp., Deutsche Banc Alex Brown, First Union Securities, Inc. and Tucker Anthony Incorporated (collectively, the "Underwriters"), the Company and PS Business Parks, L.P., a California limited partnership, relating to a public offering by the Company of 2,000,000 Depositary Shares (the "Shares"), each representing one one-thousandth of a share of the Company's 8.750% Cumulative Preferred Stock, Series F, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the "Preferred Stock"). The Company has also entered into a Deposit Agreement, dated January 18, 2002, among the Company, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder.

     The offering is being made under a Registration Statement on Form S-3 (No. 333-78627) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on June 2, 1999.

     On January 18, 2002, the Company filed a supplement to the prospectus in the Registration Statement, dated January 18, 2002, relating to the issuance and sale of the Shares (the "Prospectus Supplement").

     This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Deposit Agreement, the Certificate of Determination of the Preferred Stock and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
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         (c)  Exhibits
         Exhibit 1.1 -                Underwriting Agreement relating to the Company's Depositary
                                      Shares Representing Shares of the Company's 8.750%
                                      Cumulative Preferred Stock, Series F, Liquidation
                                      Preference Equivalent to $25.00 Per Depositary Share.

         Exhibit 3.1 -                Certificate of Determination for the Preferred Stock.

         Exhibit 4.1 -                Deposit Agreement Relating to the Depositary Shares.

         Exhibit 5.1 -                Opinion of David Goldberg as to the validity of the
                                      Depositary Shares.

         Exhibit 23.1 -               Consent of David Goldberg (contained in Exhibit 5.1).
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PS BUSINESS PARKS, INC.


                              By:  /s/ Jack Corrigan
                                 ------------------------------------------
                                 Jack Corrigan
                                 Vice President and Chief Financial Officer

Date:  January 18, 2002

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                               INDEX TO EXHIBITS


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
Exhibit 1.1 -              Underwriting Agreement relating to the Company's Depositary Shares
                           Representing Shares of the Company's 8.750% Cumulative Preferred
                           Stock, Series F, Liquidation Preference Equivalent to $25.00 Per
                           Depositary Share.

Exhibit 3.1 -              Certificate of Determination for the Preferred Stock.

Exhibit 4.1 -              Deposit Agreement Relating to the Depositary Shares.

Exhibit 5.1 -              Opinion of David Goldberg as to the validity of the Depositary
                           Shares.

Exhibit 23.1 -             Consent of David Goldberg (contained in Exhibit 5.1).
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